                        GROUP VARIABLE ANNUITY CONTRACTS
                        HARTFORD LIFE INSURANCE COMPANY
    SUPPLEMENT DATED OCTOBER 3, 1997 TO THE PROSPECTUS EFFECTIVE MAY 1, 1997 FOR GROUP VARIABLE ANNUITY CONTRACTS ISSUED WITH RESPECT TO SEPARATE ACCOUNTS
                                 DC-I AND DC-II

The "Fee Table Summary" in the Prospectus should be deleted and replaced with the following:

                                   FEE TABLE
                                    SUMMARY

                      CONTRACT OWNER TRANSACTION EXPENSES
                               (ALL SUB-ACCOUNTS)

Sales Load Imposed on Purchases (as a percentage of premium payments)..............       None
Transfer Fee.......................................................................  $       5
Contingent Deferred Sales Charge (as a percentage of amounts withdrawn) (1)........
  First through Tenth Year (2).....................................................         6%
  Tenth through Twelfth Year.......................................................         5%
  Twelfth Year.....................................................................         4%
  Thirteenth Year..................................................................         3%
  Fourteenth Year..................................................................         2%
  Fifteenth Year...................................................................         1%
  Sixteenth Year...................................................................         0%

Annual Contract Fee (3)............................................................  $      18

Annual Expenses -- Separate Account
 (as a percentage of average account value)
  Mortality and Expense Risk (DC I)................................................     0.900%
  Mortality and Expense Risk (DC II)...............................................     1.250%

------------------------

(1) This contingent deferred sales charge structure may not yet be available in some states. To learn about the contingent deferred sales charges applicable in these states, see "Charges Under the Contract -- How are the charges under these contracts made?"

(2) Length of time from contribution.

(3) The annual contract fee is a single $18 change on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the 1940 Act, the policy fees has been reflected in the Examples by a method intended to show the "average" impact of the policy fee on an investment in the Separate Account. In the Example, the annual contract fee is approximately as a 0.06% annual asset charge based on the experience of the Contracts.

    The Transfer Fee, Contingent Deferred Sales Charge, Annual Contract Fee and Mortality and Expenses Risk charge may be reduced or eliminated. See "Experience
of Contracts" on page   .

The section titled "C. Contingent Deferred Sales Charges" should be deleted and replaced with the following:

    No deduction for sales expenses is made at the time of allocation of Contributions to the contracts. Hartford charges a contingent deferred sales charge that begins to phase out after the 12th Participation Contract Year. During the first 10 Participation Contract Years, a maximum deduction of 6% will be made against the full amount of any such surrender. Thereafter, if a surrender occurs between the 10th and 12 Participant Contract Years, a 5% contingent deferred sales charge will be made against the full amount of such surrender. After the 12th Participant Contract Year, the 5% charge will be reduced by 1% each subsequent year until the charge is eliminated.

    In some states, the contingent sales charges noted above may not yet be available. In these states, Hartford will deduct a maximum of 7% against the full amount of any surrender made during the first six Participant Contract Years. During the next six years thereof, a maximum deduction of 5% will be made against the full amount of any such surrender. Such charges will in no event ever exceed 8.50% when applied as a percentage against the sum of all Contributions to a Participant's individual Account. The amount or term of the contingent deferred sales charge may be reduced (See "Charges Under the Contract -- Experience Rating of Contracts," page 26).

    No deduction for contingent deferred sales charges will be made in certain cases. (See "Is there ever a time when the sales charges do not apply?" commencing on page 25.)

    Hartford reserves the right to limit any increase in the Contributions made to a Participant's Individual Account under any contract to no more than three times the total Contributions made on behalf of such Participant during the initial 12 consecutive months following the Date of Coverage. Increases in excess of those described will be accepted only with the consent of Hartford and subject to the then current deductions being made under the contracts.

    The following paragraphs should be added after the first paragraph under the section titled "How are the charges under these contracts made?"

    No deduction for sales expense is made at the time of allocation of Contributions to the contracts. Hartford charges a contingent deferred sales charge that begins to phase out after the 12th Participation Contract Year. During the first 10 Participation Contract Years, a maximum deduction of 6% will be made against the full amount of any such surrender. Thereafter, if a surrender occurs between the 10th and 12th Participant Contract Years, a 5% contingent deferred sales charge will be made against the full amount of such surrender. After the 12th Participant Contract Year, the 5% charge will be reduced by 1% each subsequent year until the charge is eliminated.

    In some states, the contingent sales charges noted above may not yet be available. In these states, Hartford will deduct a maximum of 7% against the full amount of any surrender made during the first six Participant Contract Years. During the next six years thereof, a maximum deduction of 5% will be made against the full amount of any such surrender. Such charges will in no event ever exceed 8.50% when applied as a percentage against the sum of all Contributions to a Participant's individual Account. The amount or term of the contingent deferred sales charge may be reduced (See "Charges Under the Contract -- Experience Rating of Contracts," page 26).

    In the case of a redemption in which you request a certain dollar amount be withdrawn, the sales charge is deducted from the amount withdrawn and the balance is paid to you. Example: You request a total withdrawal, your account value is $1,000 and the applicable sales load is 5%. Your Sub-Account(s) will be surrendered and you will receive $950 (i.e., the $1,000 total withdrawal less the 5% sales charge). This is the method applicable on a full surrender of your contract. In the case of a partial redemption in which you request to receive a specified amount, the sales charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) in order to provide you with the amount requested. Example:
    You request to receive $1,000 and the applicable sales load is 5%. Your Sub-Account(s) will be reduced by $1,052 (i.e., a total withdrawal of $1,052.63 which results in a $52.63 sales charge ($1,052.63 X 5%) and a net amount paid to you of $1,000 as requested).

    Hartford reserves the right to limit any increase in the Contributions made to a Participant's Individual Account under any contract to no more than three times the total Contributions made on behalf of such Participant during the initial 12 consecutive months following the Date of Coverage. Increases in excess of those described will be accepted only with the consent of Hartford and subject to the then current deductions being made under the contracts.

HV-2196-0
33-19946